                 THE DIRECTOR SELECT (SERIES II AND SERIES IIR)
                              SEPARATE ACCOUNT TWO
                         HARTFORD LIFE INSURANCE COMPANY

     SUPPLEMENT DATED AUGUST 5, 2002 TO THE PROSPECTUS DATED AUGUST 5, 2002


The Evergreen Sub-Accounts listed are deleted and replaced with the following:

- EVERGREEN VA CAPITAL GROWTH FUND SUB-ACCOUNT which purchases Class 1 shares of Evergreen VA Capital Growth Fund of the Evergreen Variable Annuity Trust

- EVERGREEN VA FUND SUB-ACCOUNT which purchases Class 1 shares of Evergreen VA Fund of the Evergreen Variable Annuity Trust

- EVERGREEN VA FOUNDATION FUND SUB-ACCOUNT which purchases Class 1 shares of Evergreen VA Foundation Fund of the Evergreen Variable Annuity Trust

- EVERGREEN VA GROWTH FUND SUB-ACCOUNT which purchases Class 1 shares of Evergreen VA Growth Fund of the Evergreen Variable Annuity Trust

- EVERGREEN VA INTERNATIONAL GROWTH FUND SUB-ACCOUNT which purchases Class 1 shares of Evergreen VA International Growth Fund of Evergreen Variable Annuity Trust

- EVERGREEN VA OMEGA FUND SUB-ACCOUNT which purchases Class 1 shares of Evergreen VA Omega Fund of Evergreen Variable Annuity Trust

- EVERGREEN VA SMALL CAP VALUE FUND SUB-ACCOUNT which purchases Class 1 shares of Evergreen VA Small Cap Value Fund of the Evergreen Variable Annuity Trust

- EVERGREEN VA SPECIAL EQUITY FUND SUB-ACCOUNT which purchases Class 1 shares of Evergreen VA Special Equity Fund of Evergreen Variable Annuity Trust

Under the sub-section entitled "The Funds" under the section "General Contract Information" the following is added as the second paragraph:

     The shares of each Evergreen VA Fund have been divided into Class 1 and Class 2. Only Class 1 shares are available in this Contract.

The following language is added at the end of the "Principal First" subsection of "The Contract" section of the prospectus:

     Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on an annual basis, usually beginning after age 70 1/2. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, causing a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.

The following language is added at the end of subparagraph C.2.a.ii of the "Federal Tax Considerations" section of the prospectus:

     It is unclear what value should be used in determining the "income on the contract." We believe that the current Contract value (determined without regard to surrender charges) is an appropriate measure. However, the IRS could take the position that the value should be the current Contract value (determined without regard to surrender charges) increased by some measure of the value of certain future benefits.

The following language is added at the end of subparagraph C.2.d.ii.4 of the "Federal Tax Considerations" section of the prospectus and is also added at the end of the fourth bullet under subparagraph 5(a) of "Appendix I - Information Regarding Tax Qualified Retirement Plans":

     In determining whether a payment stream designed to satisfy this exception qualifies, it is possible that the IRS could take the position that the entire interest in the Contract should include not only the current Contract value, but also some measure of the value of certain future benefits.

The following language is added as new subparagraph C.2.g. in the "Federal Tax Considerations" section of the prospectus:

     The addition of a rider to the Contract could cause it to be considered newly issued or entered into, for tax purposes, and thus could result in the loss of certain grandfathering with respect to the Contract. Please contact your tax advisor for more information.


  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-3718
333-69485